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                                                                   EXHIBIT 10.62

                            INTERCREDITOR AGREEMENT

     This INTERCREDITOR AGREEMENT (this "AGREEMENT") is entered into by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as Agent and as a lender under the Senior Loan Agreement (as hereinafter defined) (in each such capacity, "SENIOR LENDER"), EQUUS II INCORPORATED, a Delaware corporation ("JUNIOR LENDER"), PETROCON ENGINEERING, INC., a Texas corporation ("BORROWER"), and each of the following (hereinafter, together with Borrower, referred to individually as a "LOAN PARTY" and collectively as the "LOAN PARTIES"), INDUSTRIAL DATA SYSTEMS CORPORATION, a Nevada corporation ("IDSC"), INDUSTRIAL DATA SYSTEMS, INC., a Texas corporation, IDS ENGINEERING, INC., a Texas corporation, THERMAIRE, INC., a Texas corporation, CONSTANT POWER MANUFACTURING, INC., a Texas corporation, IDS ENGINEERING MANAGEMENT, LC, a Texas limited liability company, TRIANGLE ENGINEERS AND CONSTRUCTORS, INC., a Texas corporation, PETROCON SYSTEMS, INC., a Texas corporation, PETROCON ENGINEERING OF LOUISIANA, INC., a Louisiana corporation, R.P.M. ENGINEERING, INC., a Louisiana corporation, PETROCON CONSTRUCTION RESOURCES, INC., a Texas corporation, PETROCON TECHNOLOGIES, INC., a Texas corporation, and ALLIANCE ENGINEERING ASSOCIATES, INC., a Texas corporation.

                                 BACKGROUND

     1. Borrower is indebted to Senior Lender pursuant to that certain Loan and Security Agreement dated as of June 15, 1999, between Borrower, certain subsidiaries of Borrower, and Senior Lender (as amended, restated, extended or otherwise modified from time to time, including, without limitation, as amended and restated by that certain Second Amended and Restated Loan and Security Agreement dated on or about the date hereof, executed by Senior Lender, Borrower, et al., the "SENIOR LOAN AGREEMENT"). All of Borrower's and each other Loan Party's obligations pursuant to the Senior Loan Agreement and the other Senior Debt Documents (as hereinafter defined) are secured by liens on and security interests in substantially all of the now existing and hereafter acquired real and personal property of Borrower and each other Loan Party (the "COLLATERAL").

     2. Borrower is indebted to Junior Lender pursuant to that certain Promissory Note, dated on or about the date hereof, in the original principal amount of $3,000,000 (as amended, restated, extended or otherwise modified from time to time, and including all notes issued in replacement of, or in substitution for, the foregoing, collectively, the "JUNIOR TERM NOTE"), made by Borrower to Junior Lender and issued pursuant to that certain Settlement Agreement and Plan of Reorganization dated July 31, 2001, among Borrower, Junior Lender, PEI Acquisition, Inc. and IDSC (as amended or otherwise modified from time to time, the "SETTLEMENT AGREEMENT"). All of Borrower's obligations pursuant to the Junior Term Note are secured by liens on and security interests in the Collateral.

     3. Junior Lender and Senior Lender have entered into this Agreement to set forth the relative rights and priorities of the respective parties under the Junior Debt Documents (as hereinafter defined) and Senior Debt Documents (including, without limitation, the relative priorities of the respective parties liens and security interests in and to the Collateral).

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     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Senior Lender, Junior Lender and Borrower and each other Loan Party hereby agree as follows:

     SECTION 1. CERTAIN DEFINITIONS. The following terms shall have the following meanings for purposes of this Agreement:

     "BANKRUPTCY CODE" means Chapter 11 of Title 11 of the United States Code (11 U.S.C. (S) 101 et seq.), as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

     "DISTRIBUTION" means, with respect to any indebtedness, (A) any payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness or obligation, (B) any redemption, purchase or other acquisition of such indebtedness or obligation by any Person, or (C) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness or obligation in or upon any property of any Person.

     "ENFORCEMENT ACTION" means any of the following: (A) to take from or for the account of any Obligated Party by set-off or in any similar manner (but not by virtue of any payment made by any Obligated Party), the whole or any part of any monies which may now or hereafter be owing by any Obligated Party with respect to the Junior Debt; (B) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against any Obligated Party or any other Person (i) to enforce payment of or to collect the whole or any part of the Senior Debt or Junior Debt or (ii) to enforce any other rights, powers, privileges or remedies under the Senior Debt Documents or Junior Debt Documents; or (C) to take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, to enforce, foreclose upon, take possession of or sell any property or assets of any Obligated Party or any guarantor of all or any part of the Senior Debt or Junior Debt, including, in the case of any Obligated Party, any of the Collateral.

     "JUNIOR COSTS AND EXPENSES" means costs and expenses payable by any Obligated Party pursuant to the terms of the Junior Debt Documents, without giving effect to any amendment or supplement to, or other modification thereof, after the date of this Agreement, except for any of the foregoing previously consented to in writing by Senior Lender.

     "JUNIOR DEBT" means all obligations of any Obligated Party to Junior Lender evidenced by the Junior Term Note and/or other Junior Debt Documents.

     "JUNIOR DEBT DOCUMENTS" means the Settlement Agreement, all notes issued thereunder or in connection therewith to Junior Lender, including the Junior Term Note, and all other documents, instruments, and agreements, evidencing, guaranteeing, pertaining to, or securing all or any portion of the Junior Debt.

     "OBLIGATED PARTY" means Borrower and each other Person who now or hereafter executes and delivers any guaranties or security documents in favor of Senior Lender with respect to the

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Senior Debt (including, without limitation, each Loan Party) or in favor of
Junior Lender with respect to the Junior Debt.

     "PERSON" means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

     "PLAN" means any plan of partial or complete liquidation, reorganization, readjustment, arrangement, composition or extension.

     "PROCEEDING" means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

     "SENIOR COVENANT DEFAULT" means any Senior Event of Default other than a Senior Payment Default.

     "SENIOR DEBT" means the "Obligations" as such term is defined in the Senior Loan Agreement together with (A) any partial or complete refinancing of the Obligations, and (B) any interest accruing on any of the foregoing after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim. Senior Debt shall be considered to be outstanding whenever any loan commitment under the Senior Loan Agreement is outstanding.

     "SENIOR DEBT DOCUMENTS" means the Senior Loan Agreement and all other documents, instruments and agreements evidencing, guaranteeing, pertaining to or securing all or any portion of the Senior Debt.

     "SENIOR EVENT OF DEFAULT" means any "Default" or "Event of Default" as such terms are defined in the Senior Loan Agreement.

     "SENIOR TERM LOAN" means the "Term Loan" as such term is defined in the Senior Loan Agreement together with (A) any partial or complete refinancing of the Term Loan, and (B) any interest accruing on the Term Loan after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim.

     SECTION 2. GENERAL. Each of Borrower and each other Loan Party and Junior Lender agrees that, notwithstanding anything to the contrary contained in any Junior Debt Documents, the Junior Debt shall be, and hereby is, subordinated in right and time of payment to the prior payment in full in cash of all Senior Debt, to the extent and in the manner provided herein.

     SECTION 3. LIQUIDATION; DISSOLUTION; BANKRUPTCY. In the event of any Proceeding involving any Obligated Party or any sale, transfer or other disposition of all or substantially all of the assets of any Obligated Party:

     (A) All Senior Debt shall first be paid in full in cash, before any Distribution, whether in cash, securities or other property, shall be made to Junior Lender on account of any Junior Debt.

     (B) Any Distribution which would otherwise, but for the provisions of this Agreement, be payable or deliverable in respect of any Junior Debt, shall be paid or delivered directly to Senior Lender in payment of Senior Debt until all Senior Debt is paid in full, and Junior Lender irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, liquidator, custodian, conservator, trustee or other Person having authority, to pay or otherwise deliver all such Distributions to Senior Lender as aforesaid, and irrevocably authorizes and empowers Senior Lender, in the name of Junior Lender, to demand, sue for, collect, receive and receipt for any and all such Distributions to effect payment or other delivery thereof to Senior Lender.

     (C) Junior Lender agrees that Senior Lender may consent to the use of cash collateral or provide financing to any Obligated Party on such terms and conditions and in such amounts as Senior Lender, in its sole discretion, may decide and, in connection therewith, each Obligated Party may grant to Senior Lender liens and security interests upon any and all property of such Obligated Party, which liens and security interests (I) shall secure payment of all Senior Debt (whether such Senior Debt arose prior to the commencement of any Proceeding or at any time thereafter); and (II) shall be superior in priority to the liens and security interests, if any, in favor of Junior Lender on any property of such Obligated Party. Junior Lender agrees that it will not object to or oppose a sale or other disposition of any property securing all or any part of the Senior Debt free and clear of security interests, liens or other claims of Junior Lender under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if Senior Lender has consented to such sale or disposition. Junior Lender agrees not to assert any right it may have to "adequate protection" of Junior Lender's interest in any Collateral in any Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to Collateral, without the prior written consent of Senior Lender. Junior Lender waives any claim it may now or hereafter have arising out of Senior Lender' election, in any Proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by any Obligated Party, as debtor in possession. Junior Lender agrees it will not seek participation or participate on any creditor's committee without Senior Lender's prior written consent.

     (D) The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Lender and Junior Lender even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any Proceeding, or sale, or transfer or other distribution of all or substantially all of the assets of any Obligated Party, and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder.

     (E) Junior Lender agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action, or other proceeding challenging the enforceability, validity, perfection, priority or enforceability of the Senior Debt or any liens and security interests securing the Senior Debt.

     (F) Junior Lender agrees to execute, verify, deliver and file any proofs of claim in respect of the Junior Debt requested by Senior Lender in connection with any Proceeding and hereby

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irrevocably authorizes, empowers and appoints Senior Lender its agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of Junior Lender promptly to do so (and, in any event, prior to 30 days before the expiration of the time to file any such proof) and (ii) vote such claim in any such Proceeding upon the failure of Junior Lender to do so prior to 15 days before the expiration of the time to vote any such claim; provided Senior Lender shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that Senior Lender votes any claim in accordance with the authority granted hereby, Junior Lender shall not be entitled to change or withdraw such vote.

     SECTION 4. PERMITTED PAYMENTS TO JUNIOR LENDER. Except as otherwise provided in this Agreement, an Obligated Party may pay to Junior Lender when due, on a non-accelerated basis, payments of Junior Costs and Expenses and regularly scheduled payments of principal and interest on the Junior Term Note (in each case without giving effect to any amendment thereof not consented to in writing by Senior Lender); provided, however, that in no event shall any Obligated Party pay, or Junior Lender take and retain, (i) any prepayment of principal on the Junior Term Note until the Senior Debt shall have been paid in full in cash or (ii) any scheduled payment of principal on the Junior Term Note until the Senior Term Loan shall have been paid in full in cash.

     SECTION 5.  STAND STILL PROVISIONS.

     5.1. Enforcement Action by Junior Lender. Until the Senior Debt is paid in full in cash, Junior Lender shall not, without the prior written consent of Senior Lender, accelerate or take any Enforcement Action with respect to the Junior Debt, until the earliest to occur of the following and in any event, no earlier than ten (10) days after Senior Lender's receipt of written notice of Junior Lender's intention to take such action:

          (I) acceleration of the Senior Debt or the initiation of an Enforcement Action by Senior Lender; or

          (II) a date one hundred eighty (180) days after receipt by Junior Lender of notice of the existence of a Senior Event of Default;

provided, however, that, notwithstanding anything to the contrary contained in this Agreement or any of the Junior Debt Documents, unless and until all Senior Debt has been paid in full in cash, (I) Junior Lender shall not in any event take any Enforcement Action with respect to the Collateral or any property or assets of any guarantor of the Junior Debt, and (II) all Distributions or proceeds of any Enforcement Action shall be paid or delivered to Senior Lender, as provided herein.

     5.2. Rescinding of Enforcement Action. Notwithstanding anything contained herein to the contrary, if, following acceleration of the Senior Debt by Senior Lender, such acceleration is rescinded whether or not any existing Senior Event of Default has been cured, then all Enforcement Action taken by Junior Lender, solely as a result of the acceleration of the Senior Debt shall likewise be rescinded or terminated.

     SECTION 6. PAYMENTS RECEIVED IN TRUST. In the event any Distribution, inclusive of any voluntary or mandatory prepayment of Junior Debt, is made to Junior Lender, other than as expressly permitted by the terms of this Agreement, such Distribution shall not be commingled with any asset

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of Junior Lender, shall be held in trust by Junior Lender for the benefit of
Senior Lender and shall be promptly paid over to Senior Lender or its designated representative for application (in accordance with the Senior Loan Agreement) to the payment of the Senior Debt then remaining unpaid, until the Senior Debt is paid in full.

     SECTION 7.  RELATIVE RIGHTS.   This Agreement defines the relative rights
of Senior Lender and Junior Lender.  Nothing in this Agreement shall:

     A) impair, as between any Obligated Party and Senior Lender and any Obligated Party and Junior Lender, the obligation of such Obligated Party with respect to payment of the Senior Debt and the Junior Debt in accordance with their respective terms; or

     B) affect the relative rights of Senior Lender or Junior Lender with respect to other creditors of any Obligated Party.

     SECTION 8. SUBROGATION. Junior Lender hereby waives all rights of subrogation to the claims of Senior Lender against any Obligated Party, and all rights of recourse to any security for any Senior Debt, until such time as all Senior Debt shall be paid in full in cash and Senior Lender shall have no further obligation to advance funds or extend credit under any of the Senior Debt Documents, at which time, Junior Lender shall be subrogated to the rights of Senior Lender to receive Distributions applicable to Senior Debt to the extent that Distributions otherwise payable to the Junior Lender have been applied to the payment of Senior Debt; provided, however, that if any payment to Senior Lender is rescinded as a result of a Proceeding or otherwise, the subrogation of Junior Lender as provided herein shall likewise be rescinded until all of the Senior Debt is paid in full in cash. A Distribution made pursuant to this Agreement to Senior Lender which otherwise would have been made to Junior Lender is not, as between any Obligated Party and Junior Lender, a payment by such Obligated Party to or on account of the Senior Debt.

     SECTION 9. NO PREJUDICE OR IMPAIRMENT. No right of Senior Lender to enforce the subordination of the Junior Debt shall be impaired by any act or failure to act by any Obligated Party or by its failure to comply with this Agreement. Without limiting the generality of the foregoing, the rights of Senior Lender under this Agreement shall remain in full force and effect without regard to, and shall not be impaired by: (A) any act or failure to act of any Obligated Party or Junior Lender, or any noncompliance by any Obligated Party or Junior Lender with any agreement or obligation, regardless of any knowledge thereof which Senior Lender may have, (B) the validity or enforceability of the Senior Debt Documents, (C) subject to Section 10 hereof, any extension or indulgence in respect of any payment or prepayment of the Senior Debt or any part thereof or in respect of any other amount payable to Senior Lender, (D) subject to Section 10 hereof, any amendment, modification or waiver of any of the terms of the Senior Debt Documents or the Junior Debt Documents, (E) any exercise, delayed exercise or non-exercise by Senior Lender of any right, power, privilege or remedy under or in respect of any Senior Debt, the Collateral or this Agreement, (F) any other action of Senior Lender permitted under the Senior Debt Documents or this Agreement or (G) the absence of any notice to, or knowledge by, Junior Lender of the existence, creation or non-payment of all or any part of the Senior Debt, or the occurrence of any of the matters or events set forth in the foregoing clauses (A) through (F), except as such notice shall be required pursuant to the terms hereof.

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     SECTION 10.  MODIFICATIONS.

     10.1. Modifications to Senior Debt Documents. Senior Lender may at any time and from time to time without the consent of or notice to Junior Lender, without incurring liability to Junior Lender and without impairing or releasing the obligations of Junior Lender under this Agreement, change the manner or place of payment or extend the time of payment of or renew any Senior Debt, or amend in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to any Senior Debt; provided, however, that Senior Lender may not extend the scheduled maturity date of the Senior Debt without the consent of the Junior Lender.

     10.2. Modifications to Junior Debt Documents. Until the Senior Debt is paid in full in cash and notwithstanding any provision to the contrary contained in the Junior Debt Documents or the Senior Loan Documents, Junior Lender shall not, without the prior written consent of Senior Lender, agree to any amendment, modification or supplement to the Junior Debt Documents, the effect of which is to (i) increase the maximum principal amount of the Junior Debt or rate of interest on any of the Junior Debt, (ii) change the dates upon which payments of principal or interest on the Junior Debt are due, (iii) change or add any event of default or any covenant with respect to the Junior Debt, (iv) change the redemption or prepayment provisions of the Junior Debt, (v) alter the subordination provisions with respect to the Junior Debt, including, without limitation, subordinating the Junior Debt to any other debt, (vi) change the maturity date of any of the Junior Debt or otherwise to alter the repayment terms of the Junior Debt, (vii) take any other liens or security interests in any assets of any Obligated Party, (viii) change or amend any other term of the Junior Debt Documents if such change or amendment would increase the obligations of any Obligated Party or confer additional material rights on Junior Lender or any other holder of the Junior Debt in a manner adverse to any Obligated Party or Senior Lender.

     SECTION 11.  LEGENDS.

     11.1. Legend on Junior Term Note. Until the termination of this Agreement, Junior Lender shall mark its books and records, and cause each Obligated Party to mark its books and records, so as to clearly indicate that all Junior Debt is subordinated in accordance with the terms hereof, and shall cause to be clearly, conspicuously and prominently inserted on the face of the Junior Term Note and on any renewals or replacements thereof, and on the face of all other promissory notes or other instruments which at any time evidence any Junior Debt, substantially the following legend:

     This Note is subject to an Intercreditor Agreement, dated as of December ____, 2001, among Fleet Capital Corporation, a Rhode Island corporation, Petrocon Engineering, Inc., and Equus II Incorporated, a Delaware corporation, et al. This Note is subordinated in right and time of payment to the prior payment in full in cash of all Senior Debt (as defined therein) in accordance with, and to the extent specified in, such Intercreditor Agreement and each holder of this Note, by its acceptance hereof, irrevocably agrees to be bound by the terms and provisions of such Intercreditor Agreement.

     11.2. Delivery of Junior Term Note. Concurrently with the execution and delivery of this Agreement, Junior Lender will deliver to Senior Lender a true, complete and correct copy of the original Junior Term Note marked with such legend.

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     SECTION 12.  REPRESENTATIONS.

     12.1. Representations and Warranties of Junior Lender. Junior Lender hereby represents and warrants to Senior Lender that as of the date hereof, (A) Junior Lender has not assigned any interest in the Junior Debt, the Junior Term Note or any of the other Junior Debt Documents, (B) no other Person owns an interest in the Junior Debt, the Junior Term Note or any of Junior Lender's rights under or in respect of any other Junior Debt Documents (whether as joint holders thereof, participants, or otherwise), (C) the aggregate outstanding original principal balance of the Junior Debt is $3,000,000, (D) Junior Lender is a corporation, duly formed and validly existing under the laws of the State of Delaware (E) the execution and delivery of this Agreement and the performance by Junior Lender of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the constituent documents of Junior Lender, including, without limitation its certificate of incorporation, or any material agreement binding upon or applicable to Junior Lender or any of its property, and (F) this Agreement is the legal, valid and binding obligation of Junior Lender, enforceable against Junior Lender in accordance with its terms, except to the extent such enforceability may be limited by general equitable principles or bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally.

     12.2. Representations and Warranties of Senior Lender. Senior Lender hereby represents and warrants to Junior Lender that as of the date hereof, (A) Senior Lender is a Delaware corporation, duly formed and validly existing under the laws of the State of Delaware, (B) the execution and delivery of this Agreement and the performance by Senior Lender of its obligations hereunder are within its corporate powers, and have been duly authorized by all necessary corporate action, (C) this Agreement is the legal, valid and binding obligation of Senior Lender, enforceable against Senior Lender in accordance with its terms, except to the extent such enforceability may be limited by general equitable principles or bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally.

     SECTION 13. SECURITY INTERESTS AND LIENS. Junior Lender hereby agrees that any and all security interests in and liens on any Collateral in favor of Junior Lender, shall be and hereby are subordinated for all purposes and in all respects to the security interests and liens of Senior Lender upon such property, regardless of the date, manner or order of perfection of any such security interests or liens. In the event Senior Lender releases any of its liens on or security interests in all or any part of the Collateral in connection with the sale or other disposition thereof at the request of the relevant Obligated Party or pursuant to any Enforcement Action by Senior Lender, Junior Lender shall thereupon promptly execute and deliver to Senior Lender such termination statements and releases as Senior Lender shall reasonably request to effect the release of Junior Lender's security interest in or lien on such Collateral. In furtherance of the foregoing, Junior Lender hereby irrevocably appoints Senior Lender as its attorney-in-fact, with full authority in the place and stead of Junior Lender and in the name of Junior Lender or otherwise, to execute and deliver any document or instrument which Junior Lender is required to deliver pursuant to this Section 13.

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     SECTION 14.  MARSHALING.  Junior Lender hereby waives any rights it may have under applicable law to assert the doctrine of marshaling or otherwise to require Senior Lender to marshal any property of any Obligated Party for the benefit of Junior Lender.

     SECTION 15. WAIVER OF RIGHTS. Junior Lender hereby waives, to the extent permitted by applicable law, any rights it may have to enjoin or otherwise obtain a judicial or administrative order preventing Senior Lender from taking, or refraining from taking, any action with respect to all or any part of the Collateral.

     SECTION 16. CONTINUATION; TERMINATION OF AGREEMENT. This Agreement shall remain in full force and effect until the payment in full in cash of all Senior Debt.

     SECTION 17. SPECIFIC PERFORMANCE. Senior Lender is hereby authorized to demand specific performance of the provisions of this Agreement, at any time when any Loan Party or Junior Lender shall have failed to comply with any provision hereof. Each Loan Party or Junior Lender hereby irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

     SECTION 18. FURTHER ASSURANCES. Each party hereto will, upon the written request of any other party hereto, from time to time execute and deliver or cause to be executed and delivered such further instruments and agreements and do or cause to be done such further acts as may be reasonably necessary or proper to carry out more effectively the provisions of this Agreement.

     SECTION 19. NOTICES. Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail and shall be deemed to have been given: (A) if delivered in person, when delivered; (B) if delivered by telecopy, on the date of transmission if transmitted on a business day before 4:00 p.m. (Dallas time) or, if not, on next succeeding business day; or (C) if delivered by overnight courier, two days after delivery to such courier properly addressed; or (D) if by U.S. Mail, four business days after depositing in the United States mail, with postage prepaid and properly addressed:

     a.   if to Senior Lender, at:

          Fleet Capital Corporation
          5950 Sherry Lane, Suite 300
          Dallas, Texas  75225
          Attention:  Loan Administration Manager-Petrocon Engineering, Inc.
          Facsimile:  (214) 706-7066

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          with a copy to:

          Patton Boggs LLP
          2001 Ross Avenue, Suite 3000
          Dallas, Texas  75201
          Attention:  R. Jeffery Cole
          Facsimile:  (214) 758-1550

     b.   if to Junior Lender, at:

          Equus II Incorporated
          2929 Allen Parkway, 25th Floor
          Houston, Texas  77019
          Attention:  Randall B. Hale
          Facsimile:  (713) 529-9545

     c.   if to Borrower or any other Loan Party, at:

          Petrocon Engineering, Inc.
          3155 Executive Blvd.
          Beaumont, Texas 77705
          Attention:  Michael L. Burrow
          Facsimile:  (713) 880-6300

or to such other address as the party addressed shall have previously designated by written notice to the serving party given in accordance with this SECTION 19.

     SECTION 20.  SUCCESSORS AND ASSIGNS.

     20.1. Assignment of Junior Debt. This Agreement shall be binding upon and inure to the benefit of Senior Lender, Junior Lender and each Loan Party and each of their respective successors, transferees and assigns; provided, however, Junior Lender shall have the right to assign the Junior Debt to any Person, who, prior to the effectiveness of any assignment, expressly assumes in writing and agrees to be bound by the provisions of this Agreement. Notwithstanding any failure of any assignee of Junior Lender to execute any such assignment and assumption, the subordination effected hereby shall survive any such assignment or other transfer, and the terms of this Agreement shall be binding on all successors and assigns of Junior Lender.

     20.2. Assignment of Senior Debt. To the extent permitted under the Senior Loan Agreement, Senior Lender may, from time to time, without notice to Junior Lender or any Loan Party, assign or transfer any or all of the Senior Debt or any interest therein, to any Person other than to any affiliate or equity holder of any Loan Party, and notwithstanding any such assignment or transfer, or any subsequent assignment or transfer thereof, the Senior Debt shall be and remain Senior Debt for purposes of this Agreement, and every immediate and successive permitted assignee or transferee of any of the Senior Debt or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Debt, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.

     20.3. A Loan Party's Successors. As used in this Agreement, the term "Loan Party" shall include any receiver, trustee, custodian or debtor in possession which is the successor to such Loan Party.

     SECTION 21. GOVERNING LAW. This Agreement shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the laws of the State of Texas, without regard to principles of conflict of laws.

     SECTION 22. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof. There are no other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or contemplated hereby. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by Junior Lender and Senior Lender. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     SECTION 23. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 24. INVALIDITY. In the event one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     SECTION 25. HEADINGS. The headings of the several sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     SECTION 26. SUBMISSION TO JURISDICTION. SENIOR LENDER MAY ENFORCE ANY CLAIM ARISING OUT OF THIS AGREEMENT IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN DALLAS, TEXAS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, EACH LOAN PARTY AND JUNIOR LENDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS.
EACH OF EACH LOAN PARTY AND JUNIOR LENDER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO SUCH PERSON AT THE RESPECTIVE ADDRESSES SET FORTH IN
SECTION 19 HEREOF AND AGREE THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (I) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH PERSON IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (II) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO SUCH PERSON. NOTHING HEREIN CONTAINED HEREIN SHALL AFFECT THE RIGHTS OF SENIOR LENDER TO

SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE SENIOR LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. EACH LOAN PARTY AND JUNIOR LENDER EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PERSON NOW OR HEREAFTER MAY HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 27. JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER OR UNDER ANY AGREEMENT, DOCUMENT OR INSTRUMENT DELIVERED OR WHICH MAY HEREAFTER BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.



                                 [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Agreement has been made and delivered as of the ___ day of __________, 2001.

                              FLEET CAPITAL CORPORATION

                              By:
                                     -----------------------------------
                              Name:  Dan A. Hughes
                                     -----------------------------------
                              Title: Vice President
                                     -----------------------------------


                              EQUUS II INCORPORATED

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------


                              PETROCON ENGINEERING, INC.

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------

                              INDUSTRIAL DATA SYSTEMS
                              CORPORATION

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------

                              IDS ENGINEERING, INC.

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------

                              THERMAIRE, INC.

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------

                              CONSTANT POWER MANUFACTURING, INC.

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------


                              INDUSTRIAL DATA SYSTEMS, INC.

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------


                              IDS ENGINEERING MANAGEMENT, LC

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------


                              TRIANGLE ENGINEERS AND
                              CONSTRUCTORS, INC.

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------


                              PETROCON SYSTEMS, INC.

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------


                              PETROCON ENGINEERING OF LOUISIANA, INC.

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------

                              R.P.M. ENGINEERING, INC.

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------


                              PETROCON CONSTRUCTION
                              RESOURCES, INC.

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------


                              PETROCON TECHNOLOGIES, INC.

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------


                              ALLIANCE ENGINEERING ASSOCIATES,
                              INC.

                              By:
                                     -----------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                     -----------------------------------